HEARTLAND MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS

March 31, 2022 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (99.3%)
Aerospace & Defense (3.2%)
BWX Technologies, Inc.	94,788	$5,105,282
Howmet Aerospace, Inc.	132,762	4,771,466
		9,876,748

Automobiles (0.9%)
Thor Industries, Inc.	33,152	2,609,062

Banks (4.2%)
First Interstate BancSystem, Inc. (Class A)	183,523	6,748,141
Popular, Inc.	75,953	6,208,398
		12,956,539

Building Products (1.4%)
A.O. Smith Corp.	68,952	4,405,343

Capital Markets (4.3%)
Cboe Global Markets, Inc.	40,525	4,636,870
Interactive Brokers Group, Inc. (Class A)	127,838	8,425,803
		13,062,673

Chemicals (5.7%)
Eastman Chemical Co.	26,026	2,916,474
FMC Corp.	50,854	6,690,861
PPG Industries, Inc.	59,619	7,814,262
		17,421,597

Communications Equipment (2.9%)
F5, Inc.(a)	42,374	8,854,047

Diversified Telecommunication Services (0.9%)
Cogent Communications Holdings, Inc.	40,180	2,665,943

Electric Utilities (4.2%)
Constellation Energy Corp.	130,946	7,365,713
FirstEnergy Corp.	117,733	5,399,235
		12,764,948

Energy Equipment & Services (4.5%)
NOV, Inc.	698,629	13,700,115

Equity Real Estate Investment Trusts (REITs) (6.2%)
Americold Realty Trust	120,871	3,369,884
Equity Commonwealth(a)	260,161	7,339,142
PS Business Parks, Inc.	49,703	8,354,080
		19,063,106

Food Products (4.5%)
Cal-Maine Foods, Inc.	78,041	4,309,424
Conagra Brands, Inc.	196,244	6,587,911
Post Holdings, Inc.(a)	43,470	3,010,732
		13,908,067

Health Care Equipment & Supplies (3.0%)
DENTSPLY SIRONA, Inc.	88,460	4,354,001
Smith & Nephew PLC (ADR)	151,665	4,838,114
		9,192,115
Health Care Providers & Services (9.8%)
AmerisourceBergen Corp.	46,056	7,125,324
Centene, Inc.(a)	77,399	6,516,222
Encompass Health Corp.	141,166	10,038,314
Quest Diagnostics, Inc.	47,287	6,471,699
		30,151,559

Hotels, Restaurants & Leisure (2.5%)
Expedia, Inc.(a)	38,699	7,572,233

Household Durables (0.8%)
Mohawk Industries, Inc.(a)	19,984	2,482,013

Household Products (4.2%)
Kimberly-Clark Corp.	49,508	6,097,405
Spectrum Brands Holdings, Inc.	77,047	6,835,610
		12,933,015

Insurance (3.8%)
Markel Corp.(a)	4,596	6,780,203
Old Republic International Corp.	123,843	3,203,818
Reinsurance Group of America, Inc.	16,276	1,781,571
		11,765,592

IT Services (2.1%)
Genpact, Ltd.	147,461	6,416,028

Machinery (7.4%)
Allison Transmission Holdings, Inc.	121,418	4,766,871
Flowserve Corp.	127,790	4,587,661
Kennametal, Inc.	232,597	6,654,600
Snap-on, Inc.	32,429	6,663,511
		22,672,643

Marine (1.5%)
Kirby Corp.(a)	65,584	4,734,509

Media (1.8%)
Nexstar Media Group, Inc. (Class A)	29,875	5,630,840

Metals & Mining (1.0%)
Reliance Steel & Aluminum Co.	15,920	2,918,932

Multiline Retail (1.4%)
Dollar Tree, Inc.(a)	26,544	4,251,022

Multi-Utilities (1.2%)
NorthWestern Corp.	58,184	3,519,550

Oil, Gas & Consumable Fuels (3.7%)
HF Sinclair Corp.(a)	128,550	5,122,717
Pioneer Natural Resources Co.	24,363	6,091,481
		11,214,198

Pharmaceuticals (2.3%)
Perrigo Co. PLC	179,646	6,903,796

Road & Rail (1.8%)
AMERCO	9,062	$5,409,470

Semiconductors & Semiconductor Equipment (2.8%)
Skyworks Solutions, Inc.	64,492	8,595,494

Software (3.1%)
Teradata Corp.(a)	194,554	9,589,567

Specialty Retail (2.2%)
Advance Auto Parts, Inc.	32,923	6,813,744

TOTAL COMMON STOCKS
(Cost $270,781,557)		$304,054,508

	INTEREST RATE	PAR AMOUNT	VALUE
SHORT-TERM INVESTMENTS (0.3%)
Time Deposits (0.3%)
Citibank(New York)(b)	0.15%	$733,755	$733,755

TOTAL SHORT-TERM INVESTMENTS
(Cost $733,755)			$733,755

TOTAL INVESTMENTS - (99.6%)
(Cost $271,515,312)			$304,788,263
OTHER ASSETS AND LIABILITIES, NET - (0.4%)			1,371,945
TOTAL NET ASSETS - (100.0%)			$306,160,208

VALUE PLUS FUND

SCHEDULE OF INVESTMENTS

March 31, 2022 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (97.2%)
Aerospace & Defense (2.3%)
Park Aerospace Corp.	800,000	$10,440,000

Automobiles (2.8%)
Harley-Davidson, Inc.	325,000	12,805,000

Banks (11.6%)
Associated Banc-Corp	500,000	11,380,000
Glacier Bancorp, Inc.	150,000	7,542,000
Independent Bank Corp.	105,000	8,577,450
Old National Bancorp	450,000	7,371,000
Seacoast Banking Corp. of Florida	365,000	12,782,300
Texas Capital Bancshares, Inc.(a)	110,000	6,304,100
		53,956,850

Beverages (1.4%)
Primo Water Corp.	460,000	6,555,000

Chemicals (2.7%)
American Vanguard Corp.	625,000	12,700,000

Commercial Services & Supplies (3.1%)
Brady Corp. (Class A)	200,000	9,254,000
CoreCivic, Inc.(a)	450,000	5,026,500
		14,280,500

Construction & Engineering (1.8%)
Granite Construction, Inc.	250,000	8,200,000

Containers & Packaging (1.7%)
TriMas Corp.	250,000	8,022,500

Diversified Telecommunication Services (2.5%)
ATN International, Inc.	289,000	11,525,320

Electric Utilities (4.8%)
Portland General Electric Co.	400,000	22,060,000

Electrical Equipment (1.6%)
Powell Industries, Inc.	385,000	7,476,700

Electronic Equipment, Instruments & Components (5.4%)
Knowles Corp.(a)	500,000	10,765,000
Methode Electronics, Inc.	325,000	14,056,250
		24,821,250

Energy Equipment & Services (8.9%)
ChampionX Corp.	800,000	19,584,000
Dril-Quip, Inc.(a)	375,000	14,006,250
Helmerich & Payne, Inc.	175,000	7,486,500
		41,076,750

Equity Real Estate Investment Trusts (REITs) (7.4%)
Lamar Advertising Co. (Class A)	100,000	11,618,000
PotlatchDeltic Corp.	185,000	9,755,050
PS Business Parks, Inc.	55,000	9,244,400
Sunstone Hotel Investors, Inc.(a)	300,000	3,534,000
		34,151,450

Food Products (2.1%)
Hain Celestial Group, Inc.(a)	200,000	6,880,000
TreeHouse Foods, Inc.(a)	95,000	3,064,700
		9,944,700

Health Care Equipment & Supplies (7.2%)
AngioDynamics, Inc.(a)	280,000	6,031,200
Avanos Medical, Inc.(a)	340,000	11,390,000
Haemonetics Corp.(a)	255,000	16,121,100
		33,542,300

Health Care Providers & Services (1.7%)
Cross Country Healthcare, Inc.(a)	150,000	3,250,500
Hanger, Inc.(a)	265,000	4,857,450
		8,107,950

Health Care Technology (0.1%)
HealthStream, Inc.(a)	25,000	498,000

Household Products (2.7%)
Oil-Dri Corp. of America	130,000	3,724,500
Spectrum Brands Holdings, Inc.	100,000	8,872,000
		12,596,500

Insurance (5.6%)
Old Republic International Corp.	200,000	5,174,000
ProAssurance Corp.	300,000	8,064,000
The Hanover Insurance Group, Inc.	85,000	12,709,200
		25,947,200

Leisure Products (1.1%)
Acushnet Holdings Corp.	125,000	5,032,500

Machinery (4.0%)
Astec Industries, Inc.	150,000	6,450,000
Douglas Dynamics, Inc.	150,000	5,188,500
Enerpac Tool Group Corp. (Class A)	320,000	7,004,800
		18,643,300

Metals & Mining (4.6%)
Materion Corp.	140,000	12,003,600
Schnitzer Steel Industries, Inc. (Class A)	180,000	9,349,200
		21,352,800

Pharmaceuticals (5.3%)
Perrigo Co. PLC	250,000	9,607,500
Phibro Animal Health Corp. (Class A)	758,500	15,132,075
		24,739,575

Professional Services (2.2%)
Resources Connection, Inc.	595,000	10,198,300

Road & Rail (1.0%)
Heartland Express, Inc.	319,910	4,501,134

Textiles, Apparel & Luxury Goods (1.1%)
Carter's, Inc.	55,000	5,059,450

Trading Companies & Distributors (0.5%)
NOW, Inc.(a)	200,000	2,206,000

TOTAL COMMON STOCKS
(Cost $403,030,662)		$450,441,029

	INTEREST RATE	PAR AMOUNT	VALUE
SHORT-TERM INVESTMENTS (2.5%)
Time Deposits (2.5%)
Citibank(New York)(b)	0.15%	$11,497,200	$11,497,200

TOTAL SHORT-TERM INVESTMENTS
(Cost $11,497,200)			$11,497,200

TOTAL INVESTMENTS - (99.7%)
(Cost $414,527,862)			$461,938,229
OTHER ASSETS AND LIABILITIES, NET - (0.3%)			1,408,488
TOTAL NET ASSETS - (100.0%)			$463,346,717

VALUE FUND

SCHEDULE OF INVESTMENTS

March 31, 2022 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (95.3%)
Aerospace & Defense (2.2%)
Aerojet Rocketdyne Holdings, Inc.	200,000	$7,870,000
BWX Technologies, Inc.	150,000	8,079,000
		15,949,000

Auto Components (0.8%)
Tenneco, Inc. (Class A)(a)	300,000	5,496,000

Automobiles (0.9%)
Thor Industries, Inc.	80,000	6,296,000

Banks (11.1%)
Associated Banc-Corp	300,000	6,828,000
Bancorp, Inc.(a)	200,000	5,666,000
Canadian Western Bank (CAD)(c)	500,000	14,534,256
Capital City Bank Group, Inc.	500,000	13,180,000
First Internet Bancorp	301,671	12,974,870
First Interstate BancSystem, Inc. (Class A)	150,000	5,515,500
Heritage Financial Corp.	300,000	7,518,000
Texas Capital Bancshares, Inc.(a)	110,000	6,304,100
TriCo Bancshares	200,000	8,006,000
		80,526,726

Capital Markets (2.2%)
Cowen, Inc. (Class A)	500,000	13,550,000
US Global Investors, Inc. (Class A)	450,000	2,340,000
		15,890,000

Chemicals (0.6%)
Core Molding Technologies, Inc.(a)	420,000	4,519,200

Commercial Services & Supplies (1.3%)
CECO Environmental Corp.(a)	800,000	4,392,000
Perma-Fix Environmental Services, Inc.(a)(d)	863,000	4,772,390
		9,164,390

Communications Equipment (1.0%)
Sierra Wireless, Inc.(a)	400,000	7,216,000

Construction & Engineering (3.7%)
Limbach Holdings, Inc.(a)	138,430	962,088
MDU Resources Group, Inc.	400,000	10,660,000
Northwest Pipe Co.(a)	400,000	10,180,000
Sterling Construction Co., Inc.(a)	200,000	5,360,000
		27,162,088

Consumer Finance (0.7%)
Ezcorp, Inc. (Class A)(a)	800,000	4,832,000

Diversified Consumer Services (3.1%)
Carriage Services, Inc.	149,900	7,994,167
Lincoln Educational Services Corp.(a)(d)	1,850,000	13,227,500
Zovio, Inc.(a)	1,225,000	1,004,622
		22,226,289

Electric Utilities (1.9%)
ALLETE, Inc.	200,000	13,396,000

Electrical Equipment (2.6%)
EnerSys	100,000	7,457,000
FTC Solar, Inc.(a)	400,000	1,972,000
Orion Energy Systems, Inc.(a)	1,000,000	2,800,000
Thermon Group Holdings, Inc.(a)	400,000	6,480,000
		18,709,000

Electronic Equipment, Instruments & Components (1.3%)
Advanced Energy Industries, Inc.	100,000	8,608,000
Intellicheck, Inc.(a)	400,000	1,020,000
		9,628,000

Energy Equipment & Services (2.0%)
Geospace Technologies Corp.(a)	350,000	2,012,500
NOV, Inc.	650,000	12,746,500
		14,759,000

Equity Real Estate Investment Trusts (REITs) (6.8%)
Americold Realty Trust	500,000	13,940,000
BSR Real Estate Investment Trust (CAD)(c)	300,000	6,292,045
Highwoods Properties, Inc.	200,000	9,148,000
PotlatchDeltic Corp.	100,000	5,273,000
Sunstone Hotel Investors, Inc.(a)	1,250,000	14,725,000
		49,378,045

Food Products (2.2%)
Hanover Foods Corp. (Class A)(e)(f)	34,500	1,897,500
Landec Corp.(a)	1,050,000	12,159,000
SunOpta, Inc.(a)	400,000	2,008,000
		16,064,500

Health Care Equipment & Supplies (4.4%)
Accuray, Inc.(a)	2,900,000	9,599,000
Haemonetics Corp.(a)	150,000	9,483,000
Orthofix Medical, Inc.(a)	400,000	13,080,000
		32,162,000

Health Care Providers & Services (3.8%)
Encompass Health Corp.	190,000	13,510,900
InfuSystem Holdings, Inc.(a)	250,000	2,450,000
Patterson Cos., Inc.	350,000	11,329,500
		27,290,400

Health Care Technology (0.7%)
Computer Programs and Systems, Inc.(a)	150,000	5,167,500

Hotels, Restaurants & Leisure (1.1%)
Everi Holdings, Inc.(a)	200,000	4,200,000
Potbelly Corp.(a)	545,256	3,653,215
		7,853,215

Household Durables (2.5%)
Century Communities, Inc.	340,000	18,213,800

Independent Power & Renewable Electricity Producers (1.3%)
Vistra Corp.	400,000	9,300,000

Insurance (0.5%)
Old Republic International Corp.	150,000	3,880,500

IT Services (2.1%)
Cantaloupe, Inc.(a)	500,000	3,385,000
DXC Technology Co.(a)	250,000	8,157,500
EVERTEC, Inc.	90,000	3,683,700
		15,226,200

Leisure Products (0.9%)
MasterCraft Boat Holdings, Inc.(a)	250,000	6,152,500

Life Sciences Tools & Services (0.3%)
Harvard Bioscience, Inc.(a)	400,000	2,484,000

Machinery (3.4%)
Gorman-Rupp Co.	200,000	7,176,000
Shyft Group, Inc.	300,000	10,833,000
Twin Disc, Inc.(a)	400,000	6,656,000
		24,665,000

Media (1.9%)
iHeartMedia, Inc. (Class A)(a)	400,000	7,572,000
Marchex, Inc. (Class B)(a)	839,733	1,922,989
WideOpenWest, Inc.(a)	250,000	4,360,000
		13,854,989

Metals & Mining (5.5%)
Arconic Corp.(a)	350,000	8,967,000
Centerra Gold, Inc.	1,700,000	16,728,000
Major Drilling Group International, Inc. (CAD)(a)(c)	500,000	4,867,416
Osisko Gold Royalties, Ltd.	700,000	9,233,000
		39,795,416

Oil, Gas & Consumable Fuels (6.2%)
ARC Resources, Ltd. (CAD)(c)	750,000	10,042,795
Berry Corp. (Class A)	1,100,000	11,352,000
Denbury, Inc.(a)	100,000	7,857,000
HF Sinclair Corp.(a)	400,000	15,940,000
		45,191,795

	SHARES	VALUE
Pharmaceuticals (1.6%)
Perrigo Co. PLC	300,000	$11,529,000

Professional Services (3.1%)
Barrett Business Services, Inc.	150,000	11,620,500
Hudson Global, Inc.(a)(d)	259,800	10,566,066
		22,186,566

Real Estate Management & Development (0.9%)
Forestar Group, Inc.(a)	375,000	6,660,000

Road & Rail (1.3%)
Covenant Logistics Group, Inc. (Class A)	325,000	6,997,250
Marten Transport, Ltd.	150,000	2,664,000
		9,661,250

Semiconductors & Semiconductor Equipment (1.2%)
Amtech Systems, Inc.(a)	300,000	3,018,000
Photronics, Inc.(a)	325,000	5,515,250
		8,533,250

Specialty Retail (1.0%)
Aaron's Co., Inc.	300,000	6,024,000
Indigo Books & Music, Inc. (CAD)(a)(c)	350,000	1,108,667
		7,132,667

Technology Hardware, Storage & Peripherals (0.1%)
Diebold Nixdorf, Inc.(a)	135,000	908,550

Textiles, Apparel & Luxury Goods (1.5%)
Carter's, Inc.	80,000	7,359,200
Unifi, Inc.(a)	200,000	3,620,000
		10,979,200

Thrifts & Mortgage Finance (3.4%)
MGIC Investment Corp.	600,000	8,130,000
Radian Group, Inc.	750,000	16,657,500
		24,787,500

Trading Companies & Distributors (1.0%)
NOW, Inc.(a)	680,000	7,500,400

Water Utilities (1.2%)
Consolidated Water Co., Ltd.	226,730	2,507,634
Pure Cycle Corp.(a)	500,000	6,010,000
		8,517,634
TOTAL COMMON STOCKS
(Cost $563,271,624)		$690,845,570

	INTEREST RATE	PAR AMOUNT	VALUE
SHORT-TERM INVESTMENTS (4.8%)
Time Deposits (4.8%)
JPM Chase (New York)(b)	0.15%	$34,900,067	$34,900,067

TOTAL SHORT-TERM INVESTMENTS
(Cost $34,563,744)			$34,900,067
TOTAL INVESTMENTS - (100.1%)
(Cost $597,835,368)			$725,745,637
OTHER ASSETS AND LIABILITIES, NET - (-0.1%)			(411,900)
TOTAL NET ASSETS - (100.0%)			$725,333,737

(a)	Non-income producing security. Includes securities which did not pay at least one dividend in the year preceding the date of this statement.
(b)	Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is the 7-day yield as of March 31, 2022.
(c)	Traded in a foreign country.
(d)	Affiliated company. See Note 6 in Notes to Schedules of Investments.
(e)	Classified as Level 2. Valued using methods determined by the Board of Directors or using systematic fair valuation model provided by an independent pricing service. See Note 3 in Notes to Schedules of Investments.
(f)	Illiquid security, pursuant to the Corporation's Liquidity Risk Management Program (the "LRMP"). See Note 2(e) in Notes to Schedules of Investments.

Common Abbreviations:

ADR American Depositary Receipt.

Ltd. Limited.

PLC Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.

Currency Abbreviations:

CAD Canadian Dollar

Percentages are stated as a percent of net assets.

Sector and Industry classifications are sourced from GICS®, The Global Industry Classification Standard (GICS®) is the exclusive intellectual property of MSCI Inc. (“MSCI”) and S&P Global Market Intelligence ("S&P"). Neither MSCI, S&P, their affiliates, nor any of their third party providers (“GICS Parties”) makes any representations or warranties, express or implied, with respect to GICS or the results to be obtained by the use thereof, and expressly disclaims all warranties, including warranties of accuracy, completeness, merchantability and fitness for a particular purpose. The GICS Parties shall not have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of such damages.

Notes to schedules of investments (unaudited)

March 31, 2022

(1) ORGANIZATION

Heartland Group, Inc. (the “Corporation”) is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”), as amended. The capital shares of the Mid Cap Value Fund, Value Plus Fund, and Value Fund (each a “Fund” and collectively, the “Funds”), each of which is a diversified fund, are issued by the Corporation. Each Fund has 150,000,000 shares authorized with a par value of $.001 per share and offers Investor Class and Institutional Class shares. Heartland Advisors, Inc. (the “Advisor”) serves as investment advisor to the Corporation.

Under the Corporation’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Corporation. In addition, in the normal course of business, the Corporation enters into contracts with its vendors and others that provide for general indemnifications. The Corporation’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Corporation.

(2) summarY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of the Schedules of Investments. Each Fund is considered an investment company for financial reporting purposes under Generally Accepted Accounting Principles (“GAAP”). The Funds have applied the guidance of Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 (“ASC 946”).

(a)	Portfolio securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, closing price on the composite market. Lacking any trades, securities are valued at the mean between the most recent quoted bid and asked prices on the principal exchange or market. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange (“NYSE”) or using methods determined by the Board of Directors of the Corporation (the “Board”). The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to capture events occurring between the time a foreign exchange closes and the close of the NYSE that may affect the value of the Funds’ securities traded on those foreign exchanges. These are generally categorized as Level 2 under GAAP. Debt securities having maturities of 60 days or less and short-term investments may be valued at acquisition cost, which approximates fair value, plus or minus any amortization or accretion, if applicable. Securities and other assets for which quotations are not readily available, deemed unreliable, or have facts and circumstances that indicate otherwise, are valued at their fair value using methods determined by the Board. The Pricing Committee for the Corporation may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined, but prior to the time at which a Fund’s net asset value is calculated. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. As such, different mutual funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board and other factors as warranted. In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities; and prices of similar securities or financial instruments.

(b)	The Funds’ policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), that are applicable to regulated investment companies (“RICs”) and to distribute substantially all of their taxable income to their shareholders. The Funds accordingly pay no Federal income taxes, and no Federal income tax provision is recorded.

(c)	For financial reporting purposes, transactions are accounted for on trade date on the last business day of the reporting period. Net realized gains and losses on investments are computed on the identified cost basis. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Certain dividends from foreign securities will be recorded as soon as the Corporation is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. The Funds amortize premium and accrete discount on investments utilizing the effective interest method. Foreign dividend income may be subject to foreign withholding taxes. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.

(d)	The Funds may invest a portion of their assets in Real Estate Investment Trusts (“REITs”) and are subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. A Fund’s investments in REITs may result in such Fund’s receipt of cash in excess of the REITs’ earnings. If the Fund receives such distributions all or a portion of these distributions will constitute a return of capital to such Fund. Receiving a return of capital distribution from REITs will reduce the amount of income available to be distributed to Fund shareholders. Income from REITs may not be eligible for treatment as qualified dividend income. As the final character of the distributions may not be known until reported by the REITs on their 1099s, the Funds may utilize an estimate for the current year character of distributions.

(e)	As of March 31, 2022, the Value Fund had 0.26% of its net assets that were classified as illiquid as defined pursuant to the Corporation’s Liquidity Risk Management Program (the “LRMP”).

(f)	Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), such as securities issued pursuant to the resale limitations provided under Rule 144A or Regulation S under the Act, may be considered to be liquid under the Liquidity Risk Management Program (the "LRMP"). As of March 31, 2022, the Funds did not hold any restricted securities.

(g)	The Funds isolate the portion of the results of operations from changes in foreign exchange rates on investments from those resulting in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement date on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the respective Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at the period end, resulting from changes in the exchange rate. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse political, social, regulatory, and economic developments. Foreign security prices can be affected by exchange rate and foreign currency fluctuations, less publicly available information, and different accounting, auditing, legal, and financial standards. Foreign investments may also be less liquid than investments in U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign securities usually are generally denominated and traded in foreign currencies, while the Funds value assets in U.S. dollars. The exchange rates between foreign currencies and the U.S. dollar fluctuate continuously. As a result, the values of the Funds’ non-U.S. investments will be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.

(h)	The accompanying Schedules of Investments were prepared in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the Schedules of Investments and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(3) FAIR VALUE MEASUREMENTS

The Funds follow GAAP, under which various inputs are used in determining the value of the Funds’ investments.

The basis of the hierarchy is dependent upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access at the measurement date.

•	Level 2 - Other significant observable inputs include quoted prices which are not active, quoted prices for similar assets or liabilities in active markets, or input other than quoted prices that are observable (either directly or indirectly) for the asset or liability. Includes portfolio securities and other financial instruments lacking any sales referenced in Note 2.

•	Level 3 - Significant unobservable prices or inputs (includes the Board’s and Pricing Committee’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2022:

MID CAP VALUE FUND

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs(a)	Level 3 - Significant Unobservable Inputs(b)	Total
Common Stocks	$304,054,508	$–	$–	$304,054,508
Short-Term Investments	733,755	–	–	733,755
Total	$304,788,263	$–	$–	$304,788,263

VALUE PLUS FUND

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs(a)	Level 3 - Significant Unobservable Inputs(b)	Total
Common Stocks	$450,441,029	$–	$–	$450,441,029
Short-Term Investments	11,497,200	–	–	11,497,200
Total	$461,938,229	$–	$–	$461,938,229

VALUE FUND

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs(a)	Level 3 - Significant Unobservable Inputs(b)	Total
Common Stocks	$688,948,070	$1,897,500	$–	$690,845,570
Short-Term Investments	34,900,067	–	–	34,900,067
Total	$723,848,137	$1,897,500	$–	$725,745,637

(a)	For detailed industry descriptions and securities identified as Level 2 within the hierarchy, see the accompanying Schedules of Investments.

(b)	The Funds measure Level 3 activity as of the beginning and end of the financial period. For the three month period ended March 31, 2022, the Funds did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

(4) DERIVATIVE INSTRUMENTS

GAAP requires enhanced disclosure about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance, and cash flows. The Funds may invest in a broad array of financial instruments and securities, the value of which is “derived” from the performance of an underlying asset or a “benchmark” such as a security index, an interest rate, or a currency. In particular, each Fund may engage in transactions in options and options on futures contracts (a) to hedge against anticipated declines in the market value of its portfolio securities or currencies and against increases in the market values of securities or currencies it intends to acquire, (b) to manage exposure to changing interest rates (duration management), (c) to enhance total return, or (d) to invest in eligible asset classes with a greater efficiency and lower cost than is possible through direct investment.

Options can be highly volatile investments and involve certain risks. These strategies require the ability to anticipate future movements in securities prices, interest rates, currency exchange rates, and other economic factors. Attempts to use such investments may not be successful and could result in reduction of a Fund’s total return. Each Fund could experience losses if the prices of its options positions move in a direction different than anticipated, or if the Fund were unable to close out its positions due to disruptions in the market or lack of liquidity. Over-the-counter options generally involve greater credit and liquidity risks than exchange-traded options. Options traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to a Fund if the other party to the contract defaults.

The Funds’ use of options and other investment techniques for hedging purposes involves the risk that changes in the value of a hedging investment will not match those of the asset or security being hedged. Hedging is the use of one investment to offset the effects of another investment. Imperfect or no correlation of the values of the hedging instrument and the hedged security or asset might occur because of characteristics of the instruments themselves or unrelated factors involving, for example, the markets on which the instruments are traded. As a result, hedging strategies may not always be successful. While hedging strategies can help reduce or eliminate portfolio losses, they can also reduce or eliminate portfolio gains.

OPTIONS CONTRACTS

The Funds may enter into options transactions for hedging purposes and will not use these instruments for speculation. Each Fund may write covered put and call options on any securities or futures contracts in which it may invest, on any securities index based on or related to securities in which it may invest, or on any currency in which Fund investments may be denominated. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses. Each Fund may also purchase put options on any securities or futures contracts in which it may invest, on any securities index based on or related to securities in which it may invest, or on any currency in which Fund investments may be denominated. A Fund may enter into closing transactions with respect to such options by writing an option identical to the one it has purchased (for exchange-listed options) or by entering into an offsetting transaction with the counterparty to such option (for OTC options). A Fund may also exercise such options or allow them to expire. The Funds were not invested in options during the three month period ended March 31, 2022.

(5) SECURITIES LENDING

The Funds have entered into an agreement with Brown Brothers Harriman & Co. (the “Lending Agent”), dated November 30, 2011, as amended, (“Securities Lending Agreement”), to provide securities lending services to the Funds. Under this program, the proceeds (cash collateral) received from borrowers are used to invest in money market funds. Under the Securities Lending Agreement, the borrowers may pay the Funds negotiated lender fees and the Funds receive cash collateral in an amount equal to not less than 102% of the value of loaned securities. The borrower pays fees at the Funds’ direction to the Lending Agent. Although the risk of lending is generally mitigated by the collateral, the Funds could experience a delay in recovering securities and a possible loss of income or value if the borrower fails to return them. The agreement provides the right in the event of default for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a counterparty’s bankruptcy or insolvency. Under the agreement, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral. As of March 31, 2022, the Funds did not have securities on loan.

(6) TRANSACTIONS WITH AFFILIATES

The following investments are in companies deemed “affiliated” (as defined in Section 2(a)(3) of the 1940 Act) with the Value Fund; that is, the Fund held 5% or more of their outstanding voting securities during the three month period ended March 31, 2022. The Mid Cap Value, and Value Plus Funds had no transactions with affiliates during the same period.

Security Name	Fair Value as of December 31, 2021	Purchases	Sales	Fair Value as of March 31, 2022	Share Balance as of March 31, 2022	Dividends	Change in Unrealized Gain (Loss)	Realized Gain (Loss)
Investments in affiliates held as of March 31, 2022
Hudson Global, Inc.	$7,534,200	$-	$-	$10,566,066	259,800	$-	$3,031,866	$-
Lincoln Educational Services Corp.	13,819,500	-	-	13,227,500	1,850,000	-	(592,000)	-
Perma-Fix Environmental Services, Inc.	5,462,790	-	-	4,772,390	863,000	-	(690,400)	-
Total	$26,816,490	$-	$-	$28,565,956	2,972,800	$-	$1,749,466	$-

(7) SUBSEQUENT EVENT

A special meeting of shareholders of Heartland Group, Inc. (the “Company”) was held on April 5, 2022. At the special meeting, shareholders voted on proposals to elect six current directors to serve on the Board of Directors and to approve a new investment advisory agreement between the Company, on behalf of the Heartland Value, Heartland Value Plus and Heartland Mid Cap Value Funds (together, the “Funds”), and Heartland Advisors, Inc., the investment adviser to the Funds (the “Advisor”). Further details regarding each proposal and the special meeting are contained in a definitive proxy statement filed with the Securities and Exchange Commission on January 14, 2022.

At the special meeting, the following actions were taken:

(1) The following individuals were elected to serve on the Board of Directors by the shareholders of the Funds, voting together in the aggregate:

Name of Director	For	Withhold
Ward D. Armstrong	29,478,377.636	1,362,551.859
Dianna Gonzales-Burdin	29,469,311.793	1,371,617.702
Dale J. Kent	29,476,879.034	1,364,050.461
Robert A. Rudell	29,476,718.973	1,364,210.522
Dina A. Tantra	29,392,604.179	1,448,325.316
William (“Will”) R. Nasgovitz	29,526,910.871	1,314,018.624

(2) A new investment advisory agreement between the Company, on behalf of each Fund, and the Advisor was approved by the shareholders of each Fund (each voting separately) as follows:

Fund Name	Votes For	Votes Against	Abstained	Broker Non-Votes
Heartland Mid Cap Value Fund	10,005,140.899	255,293.979	522,310.168	3,350,797.389
Heartland Value Plus Fund	5,157,644.384	155,150.543	193,820.472	2,021,809.237
Heartland Value Fund	7,044,675.315	263,576.315	286,423.327	1,584,267.467